UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 13, 2024
__________________________
2seventy bio, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40791	86-3658454
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street,		02142
Cambridge, MA
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	TSVT	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, Philip Gregory, the chief scientific officer of 2seventy bio, Inc. (the “Company”), will be leaving the Company effective upon the closing of the transactions contemplated by the Asset Purchase Agreement by and between the Company and Regeneron Pharmaceuticals, Inc., dated January 29, 2024 (such closing, the “Closing”). In connection with Dr. Gregory’s departure, on March 13, 2024, the Company and Dr. Gregory entered into a release and equity agreement (the “Release Agreement”), pursuant to which all of Dr. Gregory’s currently outstanding equity awards will continue to vest for a period of twelve months from the date of the Closing in exchange for a release of claims against the Company.

The foregoing description of the Release Agreement is qualified in its entirety by the complete text of the Release Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

Item 8.01    Other Events

On March 15, 2024, the Company and Bristol Myers Squibb issued a press release announcing the that the Oncologic Drugs Advisory Committee (“ODAC”) of the U.S. Food and Drug Administration (“FDA”) voted positively (8 to 3) that Abecma demonstrated a favorable benefit/risk profile for patients with triple-class exposed relapsed or refractory multiple myeloma based on results from the pivotal Phase 3 KarMMa-3 study. The recommendation from ODAC will be considered by the FDA during its ongoing review of the supplemental Biologics License Application for Abecma for this patient population. A copy of the press release is being filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 9.01    Financial Statements and Exhibits
(d) Exhibits

Exhibit No.	Description
10.1	Release and Equity Agreement, by and between 2seventy bio, Inc. and Philip Gregory
99.1	Press release issued by 2seventy bio, Inc. on March 15, 2024.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and incorporated as Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2024	2seventy bio, Inc.

	By:	/s/ Chip Baird
Chip Baird
Chief Operating Officer
(Principal Financial and Accounting Officer)